Business combination	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Business combination

2. Significant accounting policies

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all periods presented, unless otherwise stated. In October 2023, the company implemented a 10-to-1 reverse stock split, which was applied retrospectively to shares.

2.1 Basis of preparation

VivoPower PLC’s consolidated financial statements were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board and IFRIC interpretations applicable to companies reporting under IFRS. The consolidated financial statements have been prepared under the historical cost convention, except for certain financial assets and financial liabilities and when accounting for acquisitions, whereby fair values have been applied.

The preparation of financial statements with adopted IFRS requires the use of critical accounting estimates. It also requires the management to exercise judgement in the process of applying the Company’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where the assumptions and estimates are significant to the financial statements are disclosed in Note 3.

All financial information presented in US dollars has been rounded to the nearest thousand.

GOING CONCERN

The Directors have assessed the Group’s ability to continue as a going concern for a period of at least twelve months from the reporting date, which in practice has been considered through June 30 2027. The assessment considered solvency, liquidity and the Group’s sources of financing, and included whether any events or conditions cast significant doubt on the Group’s ability to continue as a going concern. The Directors have concluded that no material uncertainty exists and have therefore prepared the financial statements on a going concern basis.

Capital raised and debt retired

Since June 30 2025 the Group has raised approximately US$59.5 million of gross proceeds, comprising US$12.4 million under the Form F-1 offering, US$4.1 million under Regulation S placements and US$25.5 million from PIPE 1 convertible preference shares. In July 2026 the Group agreed a US$50.0 million PIPE 2 transaction, of which US$17.5 million had been received in cash and US$16.5 million satisfied through the cancellation of AWN shareholder debt at the date of this report. US$16.0 million remains to be received, subject to completion of customary KYC approvals. In July and August 2026 the Group retired the US$28.8 million principal of the AWN shareholder loan, of which US$16.5 million was exchanged for 165,000 convertible preference shares and US$12.3 million was repaid in cash. The Group has no principal outstanding under the AWN facility. The Company and AWN are discussing options for settling the remaining accrued interest, including conversion into Class A Ordinary Shares.

Despite periods of constrained liquidity and challenging capital markets, the Group has continued to access capital, raising approximately US$59.5 million of gross proceeds since 30 June 2025 while also retiring US$28.8 million of shareholder debt principal.

Financial position at June 30 2026

At 30 June 2026 the Group held cash of US$2.02 million (30 June 2025: US$0.1 million) and reported net current liabilities of US$11.96 million, with current assets of US$77.47 million and current liabilities of US$89.42 million (30 June 2025: net current assets of US$18.40 million). Current assets include trade and other receivables of US$74.40 million, of which US$53.3 million represents subscription amounts receivable under the Regulation S placement.

Current liabilities include a warrant derivative liability of US$17.14 million, which relates to cashless warrants and will not result in a cash outflow, and US$10.0 million of shares to be issued, which is a non-cash liability that will be settled through the issue of shares. Net assets were US$36.93 million (30 June 2025: US$17.24 million).

Total borrowings were US$39.03 million, comprising loans from AWN Holdings Limited of US$28.7 million (US$12.9 million current and US$15.9 million non-current) and lease liabilities of US$10.29 million (US$0.74 million current and US$9.55 million non-current). In July and August 2026, US$28.8 million of the AWN loan principal was retired, of which US$16.5 million was exchanged for 165,000 convertible preference shares and US$12.3 million was repaid in cash. Accrued interest remains outstanding to AWN and is included in current liabilities. The Company and AWN are discussing options for its settlement, including conversion into Class A Ordinary Shares.

Subscription receivables

Under the Regulation S placement, a consortium led by Ceres Holding Limited committed to subscribe for 10.0 million Class A Ordinary Shares at US$6.05 per share, a total of US$60.5 million. At June 30 2026, US$53.3 million of the US$60.5 million Regulation S subscription remained outstanding as a receivable.

Payment of the balance has been delayed as a result of the conflict in the Middle East, where the consortium is based. The receivable is unsecured and is subject to the expected credit loss requirements of IFRS 9. The Group has considered the collectability and timing of this receivable separately in its liquidity assessment and has not relied solely on the reported working capital position in reaching its going concern conclusion.

Cash forecast and budget

The Board has approved FY27 budgets for Tembo and for VivoPower, including VivoPower Arctic (the Mo i Rana facility). The budgets were prepared bottom-up by the operating teams, consolidated by Group finance, and reviewed by an management before being presented to the Board. They include monthly profit and loss, balance sheet and cash flow projections by entity. Budgeted average monthly cash burn over the next twelve months is approximately US$710,000 (US$8.5 million a year) including Tembo, and approximately US$520,000 (US$6.2 million a year) for VivoPower excluding Tembo, in each case assuming no revenue receipts and including the operating costs of the Norwegian entities. VivoPower Arctic recorded pro forma EBITDA of US$5.9 million for the year ended December 31 2025, and is expected to continue to generate hosting revenue under its hosting agreement.

Funding sources and commitments

The forecast reflects the following, in addition to operating cash flows:

●	the remaining Regulation S subscription proceeds;

●	the remaining US$16.0 million of PIPE 2;

●	under the TAG advance subscription agreement for Tembo (US$10.0 million committed), approximately US$0.9 million received in FY26, with up to US$7.8 million further investment subject to agreed milestones, and a longstop date for conversion extended to 30 June 2027 by a second amendment dated 20 August 2026;

●	TAG loans of US$8.7 million advanced in FY26, repayable, including US$5.07 million due on October 30 2026; and

●	deferred consideration for the Mo i Rana acquisition of US$5.0 million due November 12 2026 and US$5.25 million due May 12 2027.

The Group is finalizing an agreement with an AI tenant for the Mo i Rana site, which is expected, if signed, to include prepaid rent and an investment in VivoPower by the tenant. This is not included in the going concern forecast. Tembo’s planned business combination with Cactus Acquisition Corp. 1 Limited, which would bring strategic funding of up to US$100 million, is likewise not relied upon. Mo i Rana conversion capital expenditure will be phased in line with confirmed tenant commitments and available financing, and the going concern assessment does not depend on that capital being raised.

Mitigating actions

If any material cash inflow does not arrive as forecast, the Directors may reschedule operating activity, delay Tembo growth expenditure, phase the Mo i Rana buildout to align with confirmed tenant commitments and financing, match growth expenditure to financing inflows, manage supplier payment timing, reduce overheads, and raise additional equity or debt capital.

Conclusion

Based on this assessment, the Directors have a reasonable expectation that the Group has adequate resources to continue in operational existence for at least twelve months from the reporting date, and that no material uncertainty exists in relation to going concern. The Group’s greatest strength is its proven track record of raising capital, including in difficult market conditions, having raised approximately US$59.5 million of gross proceeds since 30 June 2025. The Directors have therefore continued to adopt the going concern basis in preparing the financial statements.

2.2 Basis of consolidation

The consolidated financial statements include those of VivoPower PLC and all of its subsidiary undertakings.

Subsidiary undertakings are those entities controlled directly or indirectly by the Company. The Company controls an investee when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The results of the subsidiaries acquired are included in the Consolidated Statements of Comprehensive Loss from the date of acquisition using the same accounting policies of those of the Group. All business combinations are accounted for using the purchase method. The consideration transferred in a business combination is the fair value at the acquisition date of the assets transferred and the liabilities incurred by the Group and includes the fair value of any contingent consideration arrangement. Acquisition-related costs are recognized in the income statement as incurred. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair value at the acquisition date.

Where necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies in line with those used by other members of the Group.

All intra-group balances and transactions, including any unrealized income and expense arising from intra-group transactions, are eliminated in full in preparing the consolidated financial statements. Unrealized gains arising from transactions with equity accounted investees are eliminated against the investment to the extent of the Group’s interest in the investee. Unrealized losses are eliminated in the same way as unrealized gains, but only to the extent that there is no evidence of impairment.

Capital Management

The Group’s objectives when managing capital are to support its ability to continue as a going concern, meet its financial obligations and finance its operating and investment activities. The Group manages its funding through a combination of equity, shareholder loans and other financing arrangements. Management reviews forecast cash flows, available cash resources, debt maturities and anticipated funding requirements to identify financing needs and determine appropriate actions. These actions may include raising equity or debt, refinancing or settling existing obligations, and monetizing investments or other assets. The Board has overall responsibility for oversight of the Group’s financial risk management framework, with policies implemented centrally by the finance department.

The principal components of the Group’s capital and financing position were as follows:

US dollars in thousands	June 30, 2026	June 30, 2025, restated	June 30, 2024
Total equity / (deficit)	36,934	17,238	(40,536)
Loans and borrowings	28,736	28,994	29,086
Lease liabilities	10,293	195	—

During the year, the Group’s financing activities included the issuance of ordinary shares, convertible preference shares and warrants. Total equity increased principally through these issuances and other equity movements, partially offset by the loss for the year. Lease liabilities increased principally as a result of the acquisition of the Norwegian data center business. The Group’s funding priorities developed during the year to support its transition toward digital infrastructure while continuing to address existing corporate obligations.

Subsequent to June 30, 2026, the Group retired approximately $28.8 million of shareholder loan principal owed to AWN Holdings Limited through the issuance of convertible preference shares in settlement of $16.5 million and cash repayments of $12.3 million. Accrued interest remained outstanding and was subject to ongoing settlement discussions. These transactions changed the balance between debt and equity financing after the reporting date.

The Group’s financing arrangements include security, repayment and mandatory prepayment provisions, including provisions triggered by qualifying liquidity events. These terms are considered when assessing available funding and the use of financing proceeds. Restrictions on distributions from subsidiaries may also affect the availability of funds at the parent company level. Further information on financing terms, equity transactions, liquidity management and subsequent financing activities is provided in Notes 26, 27, 31, 32 and 33.

2.3 Business combination

The acquisition method of accounting is used to account for all business combinations, regardless of whether equity instruments or other assets are acquired. The consideration transferred for the acquisition of a subsidiary comprises the:

●	fair values of the assets transferred

●	liabilities incurred to the former owners of the acquired businesses

●	equity interests issued by the Company

●	fair value of any asset or liability resulting from a contingent consideration arrangement, and

●	fair value of any pre-existing equity interest in the subsidiary.

Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquired entity on an acquisition-by-acquisition basis either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets. Acquisition-related costs are expenses as incurred.

The excess of the:

●	consideration transferred

●	amount of any non-controlling interest in the acquired entity, and

●	acquisition-date fair value of any previous equity interest in the acquired entity over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the business acquired, the difference is recognized directly in profit or loss as a bargain purchase.

Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.

Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value, with changes in fair value recognized in profit or loss.

If the business combination is achieved in stages, the acquisition date carrying value of the acquirer’s previously held equity interest in the acquiree is remeasured to fair value at the acquisition date. Any gains or losses arising from such remeasurement are recognized in profit or loss.

2.4 Intangible assets

Intangible assets, other than goodwill, are initially recognized at cost. Following initial recognition, intangible assets are carried at cost less accumulated amortization and any accumulated impairment losses. Amortization is recognized on a systematic basis over the estimated useful lives of finite-life intangible assets from the date they are available for use. Internally generated development expenditure is capitalized only where the recognition criteria of IAS 38 are met.

Goodwill

 Goodwill arising on a business combination is initially measured at cost, being the excess of the consideration transferred over the Group’s interest in the identifiable net assets acquired, and is subsequently carried at cost less accumulated impairment losses. Goodwill is not amortized but is tested for impairment annually and whenever indicators of impairment exist. Any gain arising from a bargain purchase is recognized immediately in profit or loss

Goodwill arose on the effective acquisition of VivoPower Pty Ltd, Aevitas O Holdings Limited (“Aevitas”), Tembo e-LV B.V, Cromwell AS and Nordland Data AS. Goodwill is reviewed annually to test for impairment.

Other intangible assets

Intangible assets acquired through a business combination are initially measured at fair value and then amortized over their useful economic lives. Subsequent expenditure is capitalized only when it increases the future economic benefits embodied in the specific asset to which it relates.

Capitalized development costs are initially measured at the directly attributable costs incurred in developing the asset and are subsequently carried at cost less accumulated amortization and impairment losses.

Development expenditure includes the product development project for ruggedized electric vehicles in Tembo, pre-series-production expenditure on developing vehicle specifications and production processes. Capitalized costs include primarily internal payroll costs, external consultants and computer software.

Development expenditure on U.S. solar projects includes securing land rights, completing feasibility studies, negotiating power purchase agreements, and other costs incurred to prepare project sales for Notice to Proceed with construction and hence sale to a partner as a shovel ready project.

For both electric vehicles product development project, and U.S. solar development projects, it is the Company’s intention to complete the projects. It expects to obtain adequate technical, financial and other resources to complete the projects, and management consider that it is probable for the future economic benefits attributable to the development expenditure to flow to the entity; and that the cost of the asset can be measured reliably. Accordingly, the development expenditure is recognized under IAS 38 – Intangible Assets as an intangible asset.

All other expenditure, including expenditure on internally generated goodwill and brands, and research costs, are recognized in profit or loss as incurred.

Amortization is calculated on a straight-line basis to write down the assets over their useful economic lives at the following rates:

●	Development expenditure - 5 to 10 years

●	Customer relationships – 5 to 10 years

●	Trade names – 15 to 25 years

●	Favorable supply contracts – 15 years

●	Other – 5 years

2.5 Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and any accumulated impairment losses. The cost of an item of property, plant and equipment comprises its purchase price and the costs directly attributable to bringing the asset into use.

When parts of an item of property, plant and equipment have different useful lives, they are accounted as separate items (major components) of property, plant and equipment.

Depreciation is calculated on a straight-line basis so as to write down the assets to their estimated residual value over their useful economic lives at the following rates:

●	Computer equipment - 3 years

●	Fixtures and fittings - 3 to 20 years

●	Motor vehicles - 5 years

●	Plant and equipment – 3.5 to 10 years

●	Right-of-use assets – remaining term of lease

2.6 Assets classified as held for sale and discontinued operations

Assets are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable. They are measured at the lower of their carrying value and fair value less costs to sell. An impairment loss is recognized for any subsequent write-down of the asset to fair value less costs to sell.

A discontinued operation is a component of the Company that has been disposed of or is classified as held for sale and represents a separate major line of business or geographical area of operations. The results of discontinued operations are presented separately in the Statements of Comprehensive Loss

2.7 Inventory

Inventories are stated at the lower of cost and net realizable value, in accordance with IAS 2 – Inventories. The cost includes all direct and indirect variable production expenses, plus fixed expenses based on the normal capacity of each production facility. The net realizable value of inventories intended to be sold corresponds to their selling price, as estimated based on market conditions and any relevant external information sources, less the estimated costs necessary to complete the sale.

2.8 Leases

The Group leased offices, workshops, motor vehicles, and equipment for fixed periods of 2 months to 8 years but may have extension options. Extension options were not recognized by the Group in the determination of lease liabilities unless renewals are reasonably certain.

The Group also leases land in Norway for data-center operations under agreements with initial terms of up to 50 years.

Contracts could contain both lease and non-lease components. The Group allocated the consideration in the contract to the lease and non-lease components based on their relative stand-alone prices. However, for leases of real estate for which the Group is a lessee, it elected not to separate lease and non-lease components and instead accounts for these as a single lease component.

Lease terms were negotiated on an individual basis and contain a wide range of different terms and conditions. The lease agreements do not impose any covenants other than the security interests in the leased assets that are held by the lessor. Leased assets were not be used as security for borrowing purposes.

Leases were recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group.

Assets and liabilities arising from a lease were initially measured on a present value basis, with lease payments discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, the Group’s incremental borrowing rate is used. The Group presents lease liabilities in loans and borrowings in the Consolidated Statement of Financial Position.

Lease payments were allocated between principal and finance cost. The finance cost is charged to the Consolidated Statements of Comprehensive Loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are presented in property, plant and equipment and depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis.

2.9 Impairment of non-financial assets

Goodwill is allocated to cash-generating units for the purposes of impairment testing. The recoverable amount of the cash-generating unit (CGU’) to which the goodwill relates is tested annually for impairment or when events or changes to circumstances indicate that it might be impaired.

The carrying values of property, plant and equipment, investments and intangible assets other than goodwill are reviewed for impairment only when events indicate the carrying value may be impaired.

In an impairment test the recoverable amount of the cash-generating unit or asset is estimated in order to determine the existence or extent of any impairment loss. The recoverable amount is the higher of fair value less costs to sell and the value in use to the Group. An impairment loss is recognized to the extent that the carrying value exceeds the recoverable amount. In determining a cash-generating unit’s or asset’s value in use, estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time-value of money and risks specific to the cash-generating unit or asset that have not already been included in the estimate of future cash flows. All impairment losses are recognized in the Statements of Comprehensive Loss.

An impairment loss in respect of goodwill is not reversed. In the case of other assets, impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. These impairment losses are reversed if there has been any change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying value that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.

2.10 Financial instruments

Financial assets and liabilities are recognized in the Group’s Statements of Financial Position when the Group becomes a party to the contracted provision of the instrument. The following policies for financial instruments have been applied in the preparation of the financial statements.

The Company classifies its financial assets in the following measurement categories:

●	those to be measured subsequently at fair value through profit or loss; and,

●	those to be measured at amortized cost.

The classification depends on the business model for managing the financial assets and the contractual terms of the cash flows. Financial assets are classified as an amortized cost only if both of the following criteria are met:

●	the asset is held within a business model whose objective is to collect contractual cash flows; and,

●	the contractual terms give rise to cash flows that are solely payments of principal and interest.

Financial assets and financial liabilities are initially measured at fair value, adjusted for directly attributable transaction costs, except for instruments measured at fair value through profit or loss, for which transaction costs are expensed as incurred. Trade receivables that do not contain a significant financing component are initially measured at their transaction price.

Financial assets classified at amortized cost are subsequently measured using the effective interest method, less any allowance for expected credit losses. Interest income, impairment gains or losses and gains or losses arising on derecognition are recognized in profit or loss.

Financial assets classified at fair value through profit or loss, including the Group’s listed and unlisted equity investments, are subsequently remeasured at fair value at each reporting date. Changes in fair value are recognized in profit or loss.

Financial liabilities, other than those measured at fair value through profit or loss, are subsequently measured at amortized cost using the effective interest method. Interest expense and gains or losses arising on derecognition are recognized in profit or loss.

Derivative financial instruments, including warrants classified as financial liabilities under IAS 32, are initially recognized at fair value and subsequently remeasured at fair value at each reporting date, with changes recognized in profit or loss. Equity-classified warrants are recognized within equity and are not subsequently remeasured.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:

●	in the principal market for the asset or liability; or,

●	in the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Group. The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

Advance subscription arrangements are classified according to the substance of their contractual terms. Where an arrangement requires the issue of a fixed number of the Group’s own equity instruments in exchange for a fixed amount of consideration, with no contractual obligation to deliver cash or another financial asset, the arrangement is classified as an equity instrument. Where an unconditional and enforceable contractual right to receive the subscription consideration exists at the reporting date, the corresponding subscription receivable is recognized as a financial asset, with the corresponding amount recognized within a separate equity reserve until the underlying shares are legally issued.

Advance subscription arrangements that do not qualify for equity classification under IAS 32 are classified as financial liabilities and measured in accordance with IFRS 9.

All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:

Level 1 - quoted (unadjusted) market prices in active markets for identical assets or liabilities;

Level 2 - valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable; and

Level 3 - valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

Further information regarding the Group’s financial instruments and fair value measurements is provided in Note 31.

Cash and cash equivalents and other non-cash items

For the purpose of preparation of the Consolidated Statements of Cash Flow, cash and cash equivalents includes cash at bank and in hand.

During the year ended June 30, 2026, we entered into the following investing and financing transactions that did not require the use of cash or cash equivalents. They are excluded from the consolidated statement of cash flows. Only the cash portion of transactions that were partly cash and partly non-cash is included in that statement.

(a) Business combination

In the acquisition of VivoPower Norge Infrastructure AS (formerly Cromwell AS) on May 12, 2026, the following consideration was non-cash: deferred cash payments of US$10.048 million, 1,507,353 Class A Ordinary Shares with a fair value of US$3.940 million, and a warrant with a fair value of US$2.757 million. The warrant was exercised on a cashless basis on June 17, 2026 for 1,054,963 Class A Ordinary Shares. Cash paid at closing was US$20.939 million.

(b) Equity subscription receivable

Subscription arrangements of US$53.3 million for Class A Ordinary Shares were not settled in cash at June 30, 2026 and are recognized as a subscription receivable.

(c) Convertible preference shares

We issued 41,507 Series 1 Convertible Preference Shares at US$100 per share (US$4.151 million) to a nominated investor in exchange for the investor’s acquisition of Aevitas Preference Shares and assumption of A$1.580 million of unpaid dividends. The instrument and related dividend liability were derecognized. Dividends on the Series 1 Convertible Preference Shares accrued in kind at 6% per annum in the amount of US$0.061 million.

(d) Warrants

We issued warrants with a fair value of US$3.43 million as consideration for financing and consulting services, recognized in the warrant reserve with a corresponding non-cash finance expense. The fair value of 1,200,000 warrants issued to AWN Group Holdings Pty Ltd of US$5.449 million was reclassified from equity to a financial liability.

(e) Leases

We recognized right-of-use assets and lease liabilities of US$10.825 million and US$10.996 million for leases entered into during the year, principally the land leases.

(f) Capital raising settled from proceeds

Consulting services of US$0.200 million and capital-raising costs of US$1.071 million were settled directly from capital-raise proceeds.

Restricted cash

Restricted cash are cash and cash equivalents whose availability for use within the Group is subject to certain restrictions by third parties.

Bank borrowings

Interest-bearing bank loans are initially recognized at fair value, net of directly attributable transaction costs. They are subsequently measured at amortized cost using the effective interest method. Any difference between the initial carrying amount and the redemption amount, together with directly attributable transaction costs, is recognized in profit or loss over the term of the borrowing using the effective interest rate.

Trade and other receivables

Trade and other receivables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, less any allowance for the expected future issue of credit notes and for non-recoverability due to credit risk. The Group applies the IFRS 9 – Financial Instruments simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables and contract assets. To measure expected credit losses, trade receivables and contract assets have been grouped based on shared risk characteristics.

Trade and other payables

Trade and other payables are non-interest bearing and are stated at amortized cost using the effective interest method.

Share capital

Class A Ordinary Shares, nominal value $0.12 per share (the “Class A Ordinary Shares”) are classified as equity. Incremental costs directly attributable to the issue of Class A Ordinary Shares are recognized as a deduction from equity, net of any tax effects.

Repurchase of share capital (treasury shares)

When share capital recognized as equity is repurchased as equity by the Company the amount of the consideration paid, which includes directly attributable costs, net of any tax effects, is recognized as a deduction from equity, and excluded from the number of shares in issue when calculating loss per share.

2.11 Taxation

Income tax expense comprises current and deferred tax.

Current tax is recognized based on the amounts expected to be paid or recovered under the tax rates and laws that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax is provided on temporary timing differences that arise between the carrying amounts of assets and liabilities for financial reporting purposes and their corresponding tax values. Liabilities are recorded on all temporary differences except in respect of initial recognition of goodwill and in respect of investments in subsidiaries where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that it will not reverse in the foreseeable future. Deferred tax assets are recognized to the extent that it is probable that future taxable profits will be available against which the asset can be offset. Deferred tax is measured on an undiscounted basis using the tax rates and laws that have been enacted or substantively enacted by the end of the accounting period.

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax assets and liabilities, they relate to income taxes levied by the same tax authority and the Group intends to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

Current and deferred tax are recognized in the Statements of Comprehensive Loss, except when the tax relates to items charged or credited directly to equity, in which case it is dealt with directly in equity.

2.12 Provisions

Provisions are recognized when the Group has a present obligation because of a past event, it is probable that the Group will be required to settle that obligation, and it can be measured reliably.

Provisions are measured at the directors’ best estimate of the expenditure required to settle the obligation at the date of Statement of Financial Position.

Where the time value of money is material, provisions are measured at the present value of expenditures expected to be paid in settlement.

2.13 Loss per share

The Group presents basic and diluted loss per share (“EPS”) data for Class A Ordinary Shares. Basic EPS is calculated by dividing the profit or loss attributable to ordinary shareholders of the Company by the weighted average number of Class A Ordinary Shares, excluding the shares held as treasury shares. Currently there are no diluting effects on EPS for Class A Ordinary Shares, therefore, diluted EPS is the same as basic EPS.

2.14 Foreign currencies

The Company’s functional and presentational currency is the US dollar. Items included in the separate financial statements of each Group entity are measured in the functional currency of that entity. Transactions denominated in foreign currencies are translated into the functional currency of the entity at the rates of exchange prevailing at the dates of the individual transactions. Foreign currency monetary assets and liabilities are translated at the rates of exchange prevailing at the end of the reporting period.

Exchange gains and losses arising are charged to the Statements of Comprehensive Loss within finance income or expenses. The Statements of Comprehensive Loss and Statement of Financial Position of foreign entities are translated into US dollars on consolidation at the average rates for the period and the rates prevailing at the end of the reporting period respectively. Exchange gains and losses arising on the translation of the Group’s net investment foreign entities are recognized as a separate component of shareholders’ equity.

Foreign currency denominated share capital and related share premium and reserve accounts are recorded at the historical exchange rate at the time the shares were issued, or the equity created.

2.15 Revenue from contracts with customers

Revenue is recognized in accordance with IFRS 15 when control of the promised goods or services is transferred to the customer, in an amount that reflects the consideration to which the Group expects to be entitled. Revenue is presented net of discounts and indirect taxes. For the revenue streams generated in FY2026, FY2025 and FY 2024, revenue is recognized at the point in time/overtime when the relevant goods or services are delivered and the associated performance obligation has been satisfied.

The Group has elected to apply the practical expedients under IFRS 15.121 and accordingly omits disclosure of the transaction price allocated to remaining performance obligations for contracts with an original expected duration of one year or less and for performance obligations where revenue is recognized at the amount the Group has a right to invoice, because that amount corresponds directly to the value to the customer of performance completed to date.

Revenue comprises the fair value of the consideration received or receivable from the provision of services in the ordinary course of the Group’s activities, including revenue earned in Bitcoin. Revenue is shown net of discounts, value-added tax and other sales-related taxes, and after the elimination of sales within the Group.

Revenue comprises development revenues, electrical installations, electrical servicing and maintenance, generator sales, vehicle spec conversion, conversion kits and bitcoin revenue. Revenue is recognized upon satisfaction of contractual performance obligations.

The Group has a number of different revenue streams and the key components in determining the correct recognition are as follows:

Development revenue, which is revenue generated from development services relating to the building and construction of solar projects, is recognized on a percentage completion basis as the value is accrued by the end user over the life of the contract. The periodic recognition is calculated through weekly project progress reports.

On longer-term power services projects such as large-scale equipment provision and installation, the performance obligation of completing the installation is satisfied over time, and revenue is recognized on a percentage completion basis using an input method. Revenue for stand-alone equipment sales is recognized at the point of passing control of the asset to the customer. Other revenue for small jobs and those completed in a limited timeframe are recognized when the job is complete and accepted by the customer.

Revenue for sale of electric vehicles, kits for electric vehicles and related products is recognized upon delivery to the customer. Where distribution agreements are agreed with external parties to participate in the assembly of vehicles, revenue recognition will be assessed under IFRS 15 - Revenue from Contracts with Customers, to establish the principal and agent in the relationship between the parties and with the end customer.

Warranties are of short duration and only cover defective workmanship and defective materials. No additional services are committed to which generate a performance obligation.

No adjustment is made for the effects of financing, as the Company expects, at contract inception, that the period between when the goods and services are transferred to the customer and when the customer pays, will be one year or less.

If the revenue recognized for goods and services rendered by the Company exceeds amounts that the Company is entitled to bill the customer, a contract asset is recognized. If amounts billed exceed the revenue recognized for goods and services rendered, a contract liability is recognized.

Incremental costs of obtaining a contract are expensed as incurred.

Data center and hosting services

Revenue from data center and hosting services is recognized over time as the services are provided because the customer simultaneously receives and consumes the benefits of the Group’s performance. Revenue is measured based on the contractual consideration attributable to the services provided during the relevant period, including, where applicable, contracted capacity, power consumption, hosting charges and other usage-based charges.

Where consideration includes variable amounts, such amounts are included in the transaction price only to the extent that it is highly probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

Amounts billed in advance of the provision of services are recognized as contract liabilities and recognized as revenue as the related services are provided. Amounts earned but not yet billed are recognized as contract assets or receivables, as appropriate.

Bitcoin revenue

The Group provides data center hosting, electricity, infrastructure and maintenance services to third-party customers engaged in Bitcoin mining activities. The Group does not directly undertake Bitcoin mining activities. Instead, under contractual arrangements with mining operators, the Group is entitled to receive a share of the computing power generated by the mining equipment hosted at its facilities, which results in the receipt of Bitcoin as consideration for the services provided.

Revenue from these arrangements is recognized in accordance with IFRS 15 Revenue from Contracts with Customers, as the Group satisfies its performance obligations by providing hosting and related services over time. Bitcoin received as non-cash consideration is measured at its fair value at the applicable revenue recognition date, determined using observable market prices from recognized cryptocurrency exchanges or other reliable pricing sources.

Bitcoin received is initially held in a digital wallet controlled by the Group or another Group entity on its behalf and is subsequently sold in the open market at prevailing market prices. The cash proceeds from the sale are deposited into the Group’s bank accounts. The subsequent conversion of Bitcoin into fiat currency does not result in additional revenue. Any difference between the initial carrying amount of Bitcoin and the proceeds received upon disposal is recognized separately in profit or loss in accordance with the Group’s accounting policy for digital assets.

At the reporting date, the Group held no Bitcoin balances in its digital wallets, as all Bitcoin received had been converted into fiat currency. Accordingly, no digital assets were recognized in the consolidated statement of financial position at year-end. Where Bitcoin remains unsold at a future reporting date, such holdings will be recognized as digital assets and subsequently measured in accordance with the applicable IFRS requirements, including IAS 2 Inventories or IAS 38 Intangible Assets, depending on the nature and purpose of the holdings.

2.16 Other income

Other income comprises amounts that do not arise from the Group’s principal operating activities and primarily includes gains arising from the write-back of financial liabilities. Such gains are recognised in profit or loss only when the underlying contractual obligation has been discharged, cancelled or has expired.

2.17 Other gains

Other gains comprise the net income or expense arising from Deeds of Company Arrangement (“DOCAs”) entered into in respect of certain of the Group’s Australian entities. The net gain or loss on a DOCA is recognized in profit or loss in the period in which the DOCA becomes effective and the related transactions are completed. It reflects the extinguishment of liabilities, any associated costs, recoveries and other effects of the arrangement, net of related expenses.

2.18 Employee benefits

Pension

The employer pension contributions are associated with defined contribution schemes. The costs are therefore recognized in the month in which the contribution is incurred, which is consistent with recognition of payroll expenses.

Short-term benefits

Short-term employee benefit obligations are measured on an undiscounted basis and are expensed as the related service is provided.

A liability is recognized for the amount expected to be paid under short-term cash bonus or profit-sharing plans if the Group has a present legal or constructive obligation to pay this amount because of past service provided by the employee and the obligation can be reliably measured.

Short-term compensated absences

A liability for short-term compensated absences, such as holidays, is recognized for the amount the Group may be required to pay because of the unused entitlement that has accumulated at the end of the reporting period.

Share-based payments

Shares issued to employees and other participants under the Omnibus Incentive Plan 2017 are recognized over the expected vesting period, using the grant date share price, in accordance with IFRS 2 Share-based Payments.

2.19 Restructuring and other non-recurring costs

Restructuring and other non-recurring costs are by nature one-time incurrences and do not represent the normal trading activities of the business and accordingly are disclosed separately on the Consolidated Statements of Comprehensive Loss in accordance with IAS 1 – Presentation of Financial Statements in order to draw them to the attention of the reader of the financial statements. Restructuring costs are defined in accordance with IAS 37 – Provisions, Contingent Liabilities and Contingent Assets as being related to sale or termination of a line of business, closure of business locations, changes in management structure, or fundamental reorganizations.

Other non-recurring costs include litigation expenses for former employees, including fees for legal services and provisions under IAS 37 for legal fee dispute resolutions that are probable to result in a quantifiable financial outflow by the Company.

Other non-recurring costs also include provisions created for the recoverability of UK input taxes claimed in prior years.

2.20 New standards, amendments and interpretations

The following amendments to IFRS Accounting Standards have been issued but are not yet effective for the Group’s annual reporting period ended June 30, 2026:

Amendments to the Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7):

The amendments are effective for annual reporting periods beginning on or after January 1, 2026, with earlier application permitted. Accordingly, the amendments will apply to the Group for the annual reporting period beginning July 1, 2026. The Group has not early adopted the amendments and is currently assessing their impact on its consolidated financial statements.

Contracts Referencing Nature-dependent Electricity (Amendments to IFRS 9 and IFRS 7):

The amendments are effective for annual reporting periods beginning on or after January 1, 2026, with earlier application permitted. Accordingly, the amendments will apply to the Group for the annual reporting period beginning July 1, 2026. The Group has not early adopted the amendments and is currently assessing their impact on its consolidated financial statements.

Annual Improvements to IFRS Accounting Standards, Volume 11:

The amendments are effective for annual reporting periods beginning on or after January 1, 2026, with earlier application permitted. Accordingly, the amendments will apply to the Group for the annual reporting period beginning July 1, 2026. The Group has not early adopted the amendments and is currently assessing their impact on its consolidated financial statements.

The January 1, 2026 effective dates above are supported by the IFRS Foundation.

The Directors do not expect that the adoption of the standards listed above will have a material impact on the financial statements of the Group or Company in future periods.